Short-term borrowings	12 Months Ended
Jun. 30, 2025
Short-Term Borrowings [Abstract]
Short-term borrowings
10.	Short-term borrowings

As of June 30, 2025, the contractual maturities of the borrowings are all within one year.

The Group’s short-term borrowings are all from Shenzhen Lestvan component (Note 3). As of June 30, 2025, the Group’s short-term borrowings primarily consisted of (i) an unsecured revolving credit line for a total credit of up to RMB6,000, in which all the credit line of RMB6,000 was drawn down and outstanding as short-term loans, bearing an interest rate of 2.22% per annum and maturing in November 2025; and (ii) a secured loan with carrying amount of RMB5,100 and an fixed interest rate of 2.95% per annum and a monthly payment schedule of RMB300, which was guaranteed by a third party guarantee company and the founder of Shenzhen Letsvan and secured by certain intellectual property certificates of the Group and is due in March 2026.